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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



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                                    FORM 8-K
                                 CURRENT REPORT


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                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


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         Date of Report (Date of earliest event reported): June 3, 1998


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                          WAVERIDER COMMUNICATIONS INC.
          ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Nevada                           0-25680                33-0264030
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(State or other jurisdiction of     (Commission File No.)       (IRS Employer
      incorporation)                                         Identification No.)


                         235 Yorkland Blvd., Suite 1101
                        Toronto, Ontario, Canada M2J 4Y8
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          (Address of principal executive offices, including zip code)


                                 (416) 502-3200
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              (Registrant's telephone number, including area code)
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                                TABLE OF CONTENTS

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
Item 5.           Other Events..................................................................................  1
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Item 7.           Financial Statements and Exhibits.............................................................  1
                  ---------------------------------
                  Exhibits .....................................................................................  1
                  --------

Item 9.           Sales of Equity Securities Pursuant to Regulation S...........................................  1
                  ---------------------------------------------------

SIGNATURE.......................................................................................................  2
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Item 5.  Other Events
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         On May 28, 1998, the Company's Board of Directors (the "Board") adopted a resolution providing for the designation of the Company's Series C Voting 8%
Convertible Preferred Stock, par value $.001 per share (the "Series C Preferred
Stock"). On June 3, 1998, the Company filed a Certificate of Designation (the
"Certificate") with the Secretary of State of Nevada. A copy of the Certificate is attached as an exhibit to this Current Report on Form 8-K as Exhibit 4.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         Exhibits.
         --------

              4 -- Certificate of Designation, dated May 28, 1998 and filed June 3, 1998


Item 9.  Sales of Equity Securities Pursuant to Regulation S
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         (a) During the period beginning on June 3, 1998, and ending on June 11,
1998 the Company sold 600,000 Units (each "Unit" consisting of one share of the Preferred Stock and one Class F Warrant) in an offering of such Units. Pursuant to Instruction 7 of Regulation D of the Securities Act of 1933 (the "Securities Act"), the Company sold an additional 200,000 Units as part of a separate offering within the United States.

         (b) The Units were not sold through an underwriter nor did the Company enter into any agreement with any underwriter concerning the Units. The Units were issued to purchasers that were not U.S. persons (as defined in the Securities Act).

         (c) The Units were offered at the price of $2.50 per Unit for a total offering price of $1,500,000.00.

         (d) The Company claims exemption from registration of the sale of such shares of the Common Stock pursuant to Regulations 230.901 through 230.905 to the Securities Act ("Regulation S"). None of the Units were offered or sold to any U.S. persons (as defined in the Securities Act) and were sold only in off-shore transactions. Neither the Company, its affiliates nor any of their respective representatives engaged in any directed selling efforts with respect to the Units. The Company implemented the appropriate offering restrictions with respect to the Units.

         (e) Each share of the Series C Preferred Stock is convertible into a share of the common stock, par value $.001 per share, of the Company (the "Common Stock"), at any time after issuance thereof but no later than April 30, 2000. Each share of the Series C Preferred Stock shall automatically be converted into one share of the Common Stock upon the effective date of a registration statement under the Securities Act of 1933, as amended, covering the offer and sale of at least 800,000 shares of the Common Stock and which registration statement indicates that it covers shares of the Common Stock relating to the Series C Preferred Stock. The conversion rate of the Series C Preferred Stock is subject to the additional terms set forth in the Certificate. Each Class F Warrant is exercisable in respect of one share of the Common Stock at an exercise price of $2.50 per share of the Common Stock at any time after issuance but no later than June 11, 2000.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                WAVERIDER COMMUNICATIONS INC.



                                /s/ D. Bruce Sinclair
                                -----------------------------------------------
                                Name:  D. Bruce Sinclair
                                Title: Chief Executive Officer and President


Date:    June 17, 1998


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